Leases	12 Months Ended
Dec. 31, 2014
Leases
Leases

Note 14—Leases

        The Company's lease obligations primarily relate to real estate and office equipment. Rent expense was $558 million, $602 million and $610 million in 2014, 2013 and 2012, respectively. Sublease income received by the Company on leased assets was $17 million, $22 million and $25 million in 2014, 2013 and 2012, respectively.

        At December 31, 2014, future net minimum lease payments for operating leases, having initial or remaining non-cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2015	432
2016	361
2017	300
2018	210
2019	170
Thereafter	230

1,703
Sublease income	(27)

Total	1,676

        At December 31, 2014, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2015	41
2016	35
2017	24
2018	19
2019	16
Thereafter	99

Total minimum lease payments	234
Less amount representing estimated executory costs included in total minimum lease payments	(2)

Net minimum lease payments	232
Less amount representing interest	(88)

Present value of minimum lease payments	144

        Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is included in "Short-term debt and current maturities of long-term debt" or "Long-term debt" in the Consolidated Balance Sheets.